UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5615 High Point Drive, Irving, Texas 75038

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 453-3000

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2017, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 hereto. An investor slide presentation providing an overview of the Company’s financial results is furnished as Exhibit 99.2 hereto.

The information (including Exhibits 99.1 and 99.2) in this Current Report on Form 8-K is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

The Company is making reference to non-GAAP financial information in the press release, slide presentation and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release and slide presentation.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Exhibit Description
99.1	Press release of HMS Holdings Corp., dated February 24, 2017
99.2	Investor slide presentation of HMS Holdings Corp., dated February 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2017

HMS HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of HMS Holdings Corp., dated February 24, 2017
99.2	Investor slide presentation of HMS Holdings Corp., dated February 24, 2017